Section 1350 Certification
                                                                  Exhibit 32.2
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      In  connection  with the annual  report of Pioneer  Financial  Services,
Inc. (the "Company") on Form 10-K for the year ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Date: December 15, 2006
                                            By:   /s/Randall J. Opliger
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                                                  Randall J. Opliger
                                                  Chief Financial Officer